UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 18, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Investor Presentation

Item 2.02	Results of Operations and Financial Condition, and Item 7.01 Regulation FD Disclosure.
On July 18, 2006, Mariner Energy, Inc. made an Investor Presentation that it intends to make periodically. A copy of the Investor Presentation is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Number	Description
99.1	Investor Presentation dated July 2006.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: July 18, 2006	By:	/s/ Teresa G. Bushman
Teresa G. Bushman,
Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Investor Presentation dated July 2006.